UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 (Address of principal executive offices including zip code)

(775) 688-6300
(Registrant’s telephone number, including area code)
Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

4.00% Secured Notes Series UIC-22A due three years from the date of issuance of the Fixed Rate Secured Notes Series UIC-22A

On April 19, 2011, the Company and the Trustee entered the Ninth Supplemental Indenture to the Base Indenture (the “Fixed Rate Secured Notes Series UIC-22A Ninth Supplemental Indenture”), and the Company, the Trustee and U-Haul Leasing & Sales Co. entered a Pledge and Security Agreement (the “Fixed Rate Secured Notes Series UIC-22A Security Agreement”).  In connection with the foregoing, the Company may issue up to $1,747,200 in aggregate principal amount of 4.00% Secured Notes Series UIC-22A due three years from the date of issuance (the “Series UIC-22A Notes”) in a public offering.  Investors in the Series UIC-22A Notes must first join the U-Haul Investors Club. The Company intends to use the proceeds to reimburse its subsidiaries and affiliates for the cost of production of the Collateral and for general corporate purposes.

The Series UIC-22A Notes bear interest at the rate of 4.00% per year and are fully amortizing over the term.  Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term. The Series UIC-22A notes are issuable in sub-series at various times as determined by the Company and mature three years after the date of issuance of the respective subseries.  The Fixed Rate Secured Notes Series UIC-22A Ninth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-22A Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral and a prohibition of additional liens on the Collateral.  The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company’s subsidiaries.

The Series UIC-22A Notes will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-169832) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated April 19, 2011, together with the accompanying prospectus, dated October 7, 2010, relating to the offering and sale of the Series UIC-22A Notes.

For a complete description of the terms and conditions of the Fixed Rate Secured Notes Series UIC-22A Ninth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-22A Security Agreement, please refer to the Fixed Rate Secured Notes Series UIC-22A Ninth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-22A Security Agreement each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Series UIC-22A Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-169832) and filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Series UIC-22A Ninth Supplemental Indenture and Pledge and Security Agreement dated April 19, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO
(Registrant)

Date April 21, 2011	/s/ Jason A. Berg___________
Jason A. Berg
Principal Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series UIC-22A Ninth Supplemental Indenture and Pledge and Security Agreement dated April 19, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).